MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2020
Intec Pharma Ltd. [Member]
MARKETABLE SECURITIES

NOTE 3 - MARKETABLE SECURITIES

The Company’s marketable securities included bonds issued by the State of Israel and corporate bonds with a minimum of A rating by global rating agencies. These assets are recorded as fair value with changes recorded in the statement of operations as “financial income, net”, as the Company chose to apply the fair value option. These assets are categorized as Level 1.

As of December 31, 2020, the Company had no marketable securities. As of December 2019, the amount of the marketable securities is approximately $770 thousand.

The gain, net from changes in marketable securities for the years ended December 31, 2020 and 2019 amounted to approximately $2 thousand and $13 thousand, respectively.